UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event report)	February 17, 2005

MINRAD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49635	870299034
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

847 Main Street, Buffalo, New York 14203
(Address of principal executive offices)

Registrant's telephone number, including area code:		716-855-1068

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

                       On February 17, 2005, Minrad International, Inc., through its wholly owned subsidiary, Minrad Inc., entered into a supply agreement with Merck Génériques, a sociêtê en commandite simple, formed in accordance with and by virtue of the laws of France. The agreement provides for the distribution of the Minrad International's inhalation anesthetics in the human market in eleven European countries. Pursuant to the terms of the agreement, Merck Génériques will maintain the exclusive right to distribute sevoflurane and desflurane and the non-exclusive right to distribute isoflurane and enflurane in these eleven European countries so long as it purchases specified minimum quantities of the inhalation anesthetics at prices specified in the agreement. Further, subject to the provisions of the agreement, Merck Génériques has also agreed to only purchase its inhalation anesthetics from Minrad for these markets.  The agreement is effective as of February 11, 2005 and expires on February 11, 2010. Pursuant to the terms of the agreement, the obligations under the agreement have been assigned to Minrad EU, our wholly owned European subsidiary.

                        Filed as Exhibit 10.1 to, and incorporated by reference in, this report is a copy of the agreement. Filed as Exhibit 99.1 to, and incorporated by reference in, this report is a copy of the press release issued by Minrad International on February 18, 2005 announcing the alliance with Merck Génériques.

Item 9.01       Financial Statements and Exhibits

(c)       Exhibits

                        10.1+ Supply Agreement, dated as of February 17, 2005, by and between Minrad Inc. and Merck Génériques.

                        99.1 Press Release, dated February 18, 2005, announcing the alliance with Merck Génériques in key European markets.

______________________

+	This agreement is subject to a request for confidential treatment submitted to the Securities and Exchange Commission on February 24, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC.
(Registrant)

By:	/s/Richard P. Tamulski
Richard P. Tamulski
Vice President Finance

February 24, 2005

EXHIBIT INDEX
Exhibit Number	Description
10.1+	Supply Agreement, dated as of February 17, 2005, by and between Minrad Inc. and Merck Génériques.
99.1	Press Release, dated February 18, 2005, announcing the alliance with Merck Génériques in key European markets.
+	This agreement is subject to a request for confidential treatment submitted to the Securities and Exchange Commission on February 24, 2005.